UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 1, 2017
(Date of Report, Date of Earliest Event Reported)

Stage Stores, Inc.
(Exact Name of Registrant as Specified in Charter)

1-14035
(Commission File Number)

NEVADA (State or Other Jurisdiction of Incorporation)	91-1826900 (I.R.S. Employer Identification No.)

2425 West Loop South, Houston, Texas (Address of Principal Executive Offices)	77027 (Zip Code)

(800) 579-2302
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Effective June 1, 2017 and subject to the approval of the Stage Stores 2017 Long-Term Incentive Plan (“2017 LTIP”) by the shareholders of Stage Stores, Inc. (“we,” “our” or “registrant”) at our Annual Meeting of Shareholders, our Compensation Committee (“Committee”) and the other independent directors on our Board have approved the following form of award agreements: (i) Stage Stores Performance Share Unit Award Agreement; (ii) Stage Stores Restricted Stock Unit Award Agreement; (iii) Stage Stores Restricted Stock Award Agreement; and (iv) Stage Stores Nonemployee Director Restricted Stock Award Agreement. The form of award agreements may be used in connection with compensation awards to our directors, principal executive officer, principal financial officer and/or our other named executive officers, as well as other eligible participants under the 2017 LTIP.

The Stage Stores Performance Share Unit Award Agreement entitles the recipient to receive a payout on the performance share units earned by the recipient over a performance period, to be determined as a function of the extent to which pre-established performance goals are achieved. The number of performance share units awarded shall be equal to the target number of shares of our common stock that the recipient will earn for 100% achievement of the performance goals (referred to as the “target award”). The actual number of our common shares that the recipient will earn and vest with respect to the performance share unit award may be greater or less than the target award, or even zero, and will be based on the performance level achieved by us with respect to pre-established performance goals. If the recipient dies or becomes disabled prior to the end of the performance period, the award will vest at the target award level. If the recipient retires prior to the end of the performance period, the award will vest based on actual performance during the performance period, but will be prorated for the recipient’s service during the performance period. The unvested portion of the award will be forfeited if the recipient terminates employment for any other reason prior to the end of the performance period. If a change in control, as defined in the 2017 LTIP, occurs prior the recipient’s termination of employment, the performance period will end on the date of the change in control and the award will vest on the date of the change in control at the greater of the target award level or the number of our common shares that would be paid under the award as a result of our performance achieved with respect to the performance goals as of the change in control date.

The Stage Stores Restricted Stock Unit Award Agreement entitles the recipient to receive restricted stock units, which represent a phantom right equivalent, on a one-for-one basis, to our common shares. The restricted stock units will generally vest in 25% increments on each of the first four anniversaries of the grant date and will settle in cash. If the recipient dies or becomes disabled, the award will vest in full. The unvested portion of the award will be forfeited if the recipient terminates employment for any other reason. If a change in control occurs prior to the recipient’s termination of employment, the award will vest in full. The Committee may elect to provide the recipient with the right to receive dividend equivalent payments on the unvested portion of the award.

The Stage Stores Restricted Stock Award Agreement entitles the recipient to receive restricted common shares. The restricted stock will generally vest in 25% increments on each of the first four anniversaries of the grant date. If the recipient dies, becomes disabled or retires, the award will vest in full. The unvested portion of the award will be forfeited if the recipient terminates employment for any other reason. If a change in control occurs prior to the recipient’s termination of employment, the award will vest in full. The Committee may elect to provide the recipient with the rights to vote and receive dividends on the unvested portion of the award.

The Stage Stores Nonemployee Director Restricted Stock Award Agreement entitles a nonemployee director recipient to receive restricted common shares. The restricted stock will generally vest on the earlier of the first anniversary of the grant date or the date of the first annual meeting of shareholders following the grant date. If the recipient dies, becomes disabled or ceases to serve on our Board after attaining the retirement age in our Corporate Governance Guidelines (currently 75 years of age), the award will vest in full. The unvested portion of the award will be forfeited if the recipient terminates service for any other reason. If a change in control occurs prior to the recipient’s termination of service, the award will vest in full. The recipient has the rights to vote and receive dividends on the unvested portion of the award.

Each of the aforementioned award agreement is filed herewith. The foregoing descriptions of the award agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the award agreements which are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

10.1*†	Form of Stage Stores Performance Share Unit Award Agreement under the Stage Stores 2017 Long-Term Incentive Plan.

10.2*†	Form of Stage Stores Restricted Stock Unit Award Agreement under the Stage Stores 2017 Long-Term Incentive Plan.

10.3*†	Form of Stage Stores Restricted Stock Award Agreement under the Stage Stores 2017 Long-Term Incentive Plan.

10.4*†	Form of Stage Stores Nonemployee Director Restricted Stock Award Agreement under the Stage Stores 2017 Long-Term Incentive Plan.
_______________________________________

*	Filed electronically herewith.
†	Management contract or compensatory plan, contract or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STAGE STORES, INC.

Date: June 1, 2017	/s/ Oded Shein
Oded Shein
Executive Vice President,
Chief Financial Officer and Treasurer